SUMMARY PROSPECTUS

AUGUST 31, 2010

TIAA-CREF EMERGING MARKETS EQUITY INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Retail TEQKX Retirement TEQSX Premier TEQPX Institutional TEQLX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfxeme. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus, dated August 31, 2010, and Statement of Additional Information, dated February 1, 2010 (as amended August 7, 2010), are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging market equity investments based on a market index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%	2.00%	2.00%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Emerging Markets Equity Index Funds ▪ Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.14%	0.14%	0.14%	0.14%
Distribution (Rule 12b-1) Fees	0.25%	0.00%	0.15%	0.00%
Other Expenses[1]	0.89%	1.00%	0.75%	0.75%
Total Annual Fund Operating Expenses	1.28%	1.14%	1.04%	0.89%
Waivers and Expense Reimbursements[2]	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.64%	0.50%	0.40%	0.25%

[1]	Other Expenses are estimates for the current fiscal year because the Fund is newly operational.
[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.64% of average daily net assets for Retail Class shares; (ii) 0.50% of average daily net assets for Retirement Class shares; (iii) 0.40% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least August 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through August 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$65	$51	$41	$26
3 Years	$343	$299	$267	$220

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s

2     Summary Prospectus ▪ TIAA-CREF Emerging Markets Equity Index Funds

performance. The Fund has not experienced any portfolio turnover because the Fund is newly operational.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track publicly-traded stocks in emerging markets, as represented by its benchmark index, the MSCI Emerging Markets Index (“MSCI EM Index”). The Fund has a policy of investing, under normal circumstances, at least 80% of its assets in equity securities within the MSCI EM Index or in instruments with economic characteristics similar to all or a portion of the Index. The Fund will invest in most but not necessarily all of the stocks in the MSCI EM Index, and will attempt to closely match the Index’s overall investment attributes.
          Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match the MSCI EM Index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval.
           At times the Fund will not invest in securities of issuers included in the MSCI EM Index that do not meet certain corporate governance criteria adopted by the Fund. Under this policy, the Fund currently has determined not to invest in certain companies with operations in Sudan.
           The Fund may invest in instruments including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), equity-linked notes (“ELNs”) and futures contracts or other derivatives to achieve its investment objective. The Fund may also use such instruments for cash management and other purposes, including foreign exposure to certain sectors or securities that are represented by ownership in ETFs, ETNs or ELNs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. Because ETNs and ELNs are fixed-income obligations, they are subject to the risks generally associated with fixed-income securities, like credit risk.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.
•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

TIAA-CREF Emerging Markets Equity Index Funds ▪ Summary Prospectus    3

•

Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. Securities issued in these countries may be less liquid than securities issued in more developed economies. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Funds may use futures and options, and the Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund is newly operational. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.
          Portfolio Managers. The following people jointly manage the Fund on a day-to-day basis:

Name:	Philip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since inception in 2010	since inception in 2010

4     Summary Prospectus ▪ TIAA-CREF Emerging Markets Equity Index Funds

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.
•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and Expenses” above.
          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy section in the statutory prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but future redemptions made in tax-deferred accounts may be subject to income tax.

TIAA-CREF Emerging Markets Equity Index Funds ▪ Summary Prospectus    5

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6    Summary Prospectus ▪ TIAA-CREF Emerging Markets Equity Index Funds

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